--------------------------------------------------------------------------------
GUARANTOR:    BCAM International, Inc.     BORROWER:    Drew Shoe Corporation

ADDRESS:      1800 Walt Whitman Road       ADDRESS:     252 Quarry Road
              Melville, NY  11747                       Lancaster, Ohio 43130
--------------------------------------------------------------------------------

CONTINUING GUARANTY

This Continuing Guaranty (this "Guaranty") is made as of the ______ day of September, 1997.

For the purpose of inducing Bank One, National Association (hereinafter referred to as "Bank") to lend money or extend credit to Drew Shoe Corporation (hereinafter referred to as "Borrower"), the undersigned (hereinafter referred to as "Guarantor") hereby unconditionally guarantees the prompt and full payment to Bank when due, whether by acceleration or otherwise, of all Obligations of any kind for which Borrower is now or may hereafter become liable to Bank in any manner.

The word "Obligations" means, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Borrower to Bank, either created by Borrower alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit, agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor, arising from credit extended or to be extended to Borrower in the principal amount of $5,500,000.00, pursuant to a Loan and Security Agreement, a Revolving Note and a Term Note, or one or more instruments of indebtedness and related documents dated September ___, 1997, any and all supplements, modifications, or amendments relating thereto.

Guarantor hereby promises that if one or more of the Obligations are not paid when due, Guarantor will, upon request of Bank, pay the Obligations to Bank, irrespective of any action or lack of action on Bank's part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

Guarantor waives notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Borrower to Bank, will extend to all future Obligations of Borrower to Bank, whether such Obligations are reduced, amended, or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect until the Obligations are paid in full and until the Borrower has no right to request further advances under the documents or instruments evidencing the Obligations.

Bank's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Bank upon the bankruptcy, insolvency or reorganization of Borrower, Guarantor, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

In the event Guarantor at any time shall pay any sums on account of any Obligations or take any other action in performance of any Obligations, Guarantor shall be subrogated to the rights, powers, privileges and remedies of the Bank in respect of such Obligations; provided that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and Guarantor hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to all Obligations, and provided, further, that Guarantor hereby agrees that Guarantor shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until all Obligations shall have been indefeasibly paid in full and duly and fully performed.

Guarantor waives presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of any and all Obligations and further waives notice of sale or other disposition of any collateral or security now held or hereafter acquired by Bank. Guarantor agrees that no extension of time, whether one or more, nor any other indulgence granted by Bank to Borrower, or to Guarantor, and no omission or delay on Bank's part in exercising any right against, or in taking any action to collect from or pursue Bank's remedies against Borrower or Guarantor, or any of them, will release, discharge or modify the duties of Guarantor. Guarantor agrees that Bank may, without notice to or further consent from Guarantor, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantor hereunder. Guarantor further agrees that Bank will not be required to pursue or exhaust any of its rights or remedies against Borrower or Guarantor, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantor.

Guarantor agrees to provide to Bank true and complete (a) audited, unqualified financial statements, including a balance sheet and statements of income and surplus, and a statement of cash flows, prepared in accordance with GAAP and certified by independent public accountants satisfactory to Bank, within 120 days after the end of each fiscal year, (b) financial statements, including a balance sheet and statements of income and surplus, and a statement of cash flows in form filed with the Securities and Exchange Commission, within 45 days after the end of each fiscal quarter, and (c) completed tax returns together with all schedules thereto, within 30 days of the filing of the same. "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board as in effect on the date hereof. Guarantor agrees that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waives any objection which Guarantor may have now or acquire hereafter to the venue of any such suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

WAIVER OF RIGHT TO TRIAL BY JURY

GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR OR BANK WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GUARANTOR OR BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF THE RIGHT OF GUARANTOR TO TRIAL BY JURY.

Guarantor hereby authorizes any attorney at law to appear for Guarantor in any action on any or all Obligations guaranteed hereby at any time after such Obligations become due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio or elsewhere, to waive the issuing and service of process against, and confess judgment against Guarantor in favor of Bank for the amount that may be due, including interest, late charges, collection costs, attorneys' fees and the like as provided for in said Obligations, and costs of suit, and to waive and release all errors in said proceedings and judgments, and all petitions in error and rights of appeal from the judgments rendered.

If any Obligation of Borrower is assigned by Bank, this Guaranty will inure to the benefit of Bank's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantor from any duty to Bank hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio.

The liabilities evidenced hereby may from time to time be evidenced by another guaranty or guaranties given in substitution or reaffirmation hereof. Any security interest or mortgage which secures the liabilities evidenced hereby shall remain in full force and effect notwithstanding any such substitution or reaffirmation.

Bank shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties. If any Obligations hereunder are not paid when due, Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to any collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantor shall be liable for any deficiency.

In witness whereof, Guarantor has caused this Guaranty to be executed by an officer therewith duly authorized as of the date set forth above.

                                          GUARANTOR:

                                          BCAM INTERNATIONAL, INC.

                                          By:________________________________


                                          Its:_______________________________